                                                                   EXHIBIT 10.39

                                     AMENDED

                           CERTIFICATE OF DESIGNATION

                                       OF

                       6% SERIES B CUMULATIVE CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK

                                       AND

                       SERIES Z CONVERTIBLE NOMINAL VALUE
                           REDEEMABLE PREFERRED STOCK

                                       OF

                          MEDSOURCE TECHNOLOGIES, INC.

     The undersigned corporation, in order to amend its Certificate of Designation of 6% Series B Cumulative Convertible Redeemable Preferred Stock and Series Z Convertible Nominal Value Redeemable Preferred Stock, hereby certifies the following:

     FIRST: The present name of the corporation is MedSource Technologies, Inc.

     SECOND: The name under which the corporation was originally incorporated was Veratek International, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was April 14, 1998.

     THIRD: The restated certificate of incorporation of MedSource Technologies, Inc. was filed with the Secretary of State of the State of Delaware on January 21, 1999.

     FOURTH: The Certificate of Designation of 6% Series B Cumulative Convertible Redeemable Preferred Stock and Series Z Convertible Nominal Value Redeemable Preferred Stock of MedSource Technologies, Inc, was filed with the Secretary of State of the State of Delaware on March 30, 1999 and an amendment to such Certificate of Designation was filed with the Secretary of State of the State of Delaware on May 12, 1999 (as so amended, the "Certificate of Designation").

     FIFTH: The Certificate of Designation is hereby amended to read in its entirety as set forth below:

     Section 1.

     A. Definitions. Capitalized terms used herein and not otherwise defined
        -----------
herein shall have the meanings set forth in Section 2.D.

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     B. Authorized Shares. The Corporation shall have authority to issue (a)
        -----------------
Four Hundred Thousand (400,000) shares of 6% Series B Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and (b) Sixty-Five Thousand (65,000) shares of Series Z Convertible Nominal Value Redeemable Preferred Stock, par value $.01 per share ("Series Z Preferred Stock"), with the aggregate number of authorized shares of Series B Preferred Stock and Series Z Preferred Stock equaling Four Hundred Sixty-Five Thousand (465,000) shares.

     Section 2. Powers, Preferences and Rights of the Preferred Stock. The
                -----------------------------------------------------
powers, preferences, rights, qualifications, limitations and restrictions of the Series B Preferred Stock and the Series Z Preferred Stock are as follows:

     A. Series B Preferred Stock.
        ------------------------

          1. Ranking. The Series B Preferred Stock shall, with respect to
             -------
dividend rights and rights upon liquidation, dissolution, or winding up, rank senior to the Junior Stock and pari passu with respect to the Series C Preferred Stock.

          2. Dividends and Distributions.
             ---------------------------

               A. Declaration of Dividends; Accrual of Dividends. The holders of shares of Series B Preferred Stock shall be entitled to receive, as, when, and if declared by the Board of Directors of the Corporation (the "Board"), out of funds legally available for dividends ("Series B Legally Available Dividend Funds"), dividends at an annual rate equal to 6% of the Series B Original Issue Price per share for each of the then outstanding shares of Series B Preferred Stock, calculated on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series B Preferred Stock shall begin to accrue and shall accumulate on a daily basis and compound on a quarterly basis (to the extent not otherwise declared and paid as set forth above) from the date of issuance thereof, whether or not declared. Dividends shall be paid in the manner provided in Section 2.A.2.C. The term "Series B Original Issue Price" shall mean $73.33 per share for each of the then outstanding shares of Series B Preferred Stock, as may be adjusted for subdivisions or combinations of the Series B Preferred Stock.

               B. Record Date. The Board may fix a record date (each a "Dividend Payment Record Date") for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of the dividends payable pursuant to
Section 2.A.2.A, which record date shall not be more than 60 days nor less than 1 day prior to the date on which any such dividend is paid (each such date, a "Dividend Payment Date").

               C. Payment. All dividends on Series B Preferred Stock shall be payable in cash, subject to Section 2.A.2.E. Upon the occurrence of either (a) a consolidation, merger or other business combination or a recapitalization or refinancing of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction, or
(b) a sale, lease, exchange, transfer or other disposition (including, without limitation, by merger, consolidation or otherwise) of assets constituting all or substantially all of the assets of the

Corporation and its Subsidiaries, taken as a whole, to a Person or group of Persons, all unpaid accrued or accumulated dividends on Series B Preferred Stock shall be immediately due and payable in cash. Upon conversion of any shares of Series B Preferred Stock pursuant to Section 2.A.3, all unpaid accrued or accumulated dividends on such shares of Series B Preferred Stock shall be immediately due and payable in cash. Notwithstanding anything in this Section 2.A.2.C. to the contrary, in no event shall the Corporation be required to pay any dividends at any time if such payment is prohibited at such time under the terms of any documents to which the Corporation is a party and evidencing the Senior Credit Facility.

               D. Dividends Pro Rata. All dividends paid with respect to shares of Series B Preferred Stock shall be paid pro rata to the holders entitled thereto. Dividend payments shall be made on the shares of the Series B Preferred Stock and shares of Series C Preferred Stock on a pari passu basis based on the amounts then due as dividends with respect to each such share. If the Series B Legally Available Dividend Funds shall be insufficient for the payment of the entire amount of cash dividends payable at any time to the Series B Preferred Stock and the Series C Preferred Stock, such funds shall be allocated for the payment of dividends pro rata among the shares of Series B Preferred Stock and the shares of Series C Preferred Stock on the basis of (x) in the case of shares of Series B Preferred Stock, the Series B Liquidation Preference, as defined below, of the outstanding shares of Series B Preferred Stock and (y) in the case of the shares of the Series C Preferred Stock, the Series C Preferred Stock Liquidation Preference, as defined below, of the outstanding shares of such Series C Preferred Stock.

               E. Certain Restrictions. The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to or purchase or otherwise acquire for consideration, any shares of capital stock of the Corporation unless the Corporation could make such distribution or purchase or otherwise acquire such shares at such time and such manner. Whenever the Corporation shall not have converted or redeemed shares of Series B Preferred Stock at a time required by Section 2.A.3 or 2.A.6, at such time and thereafter until all conversion or redemption obligations provided in Section 2.A.3 or 2.A.6 that have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Junior Stock or (ii) declare or pay dividends, or make any other distributions, on any shares of Series C Preferred Stock, except dividends or distributions paid ratably on the Series B Preferred Stock and the Series C Preferred Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Series B Preferred Stock and the Series C Preferred Stock are then entitled.

               F. Other Dividend Payments. In addition to the dividends or distributions on the Series B Preferred Stock described in Section 2.A.2.A., in the event that the Corporation shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Corporation, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement, or other property or assets) to all holders of Common Stock, then the Board of Directors shall declare, and the holder of each share of Series B Preferred Stock and Series C Preferred Stock shall be entitled to receive, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a

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holder of the number of shares of Common Stock for which such share of share of
Series B Preferred Stock or such share of Series C Preferred Stock (as applicable) is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Series B Preferred Stock and the holders of shares of Series C Preferred Stock at the same time such dividend or distribution is made to holders of Common Stock.

          3. Conversion.
             ----------

               A. Conversion. Upon the closing of a firm commitment underwritten initial public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), other than a registration statement relating solely to an employee benefit plan or transaction covered by Rule 145 of the Securities Act, which offering (a "Qualified IPO") (i) yields net proceeds (i.e., gross cash
                                                            ----
proceeds in respect of such offering minus reasonable brokerage commissions or underwriting fees and other reasonable fees and expenses (including, without limitation, reasonable fees, charges and disbursements of counsel and reasonable fees and expenses of investment bankers relating to such offering)) to the Corporation of not less than $40,000,000 at a per share price (the "Qualified IPO Price") of not less than the amount that, when added to an amount equal to
(a) the sum of (x) the aggregate value of the Escrow Shares (as defined in the Share Transfer Agreement), if any, received in connection with such initial public offering pursuant to and in accordance with the term of Share Transfer Agreement, (y) the value of all dividends and distributions received prior thereto in respect of the Series B Preferred Stock, and in respect of any Common Stock that may have been issued upon conversion thereof, and (z) the value of all dividends to be received in respect of the Series B Preferred Stock upon conversion divided by (b) the Investor Common Shares (as defined in the Share Transfer Agreement) (the "Additional Value Per Share"), would equal twice the Series B Original Issue Price, and (ii) results in a Qualified IPO Price which, after giving consideration to the Additional Value Per Share, would allow the initial holder of the shares of Series B Preferred Stock in question to realize an internal rate of return (determined as specified below) of at least 30% with respect to its investment in such shares of Series B Preferred Stock, assuming that such holder then continued to hold all of its originally purchased shares of Series B Preferred Stock and would convert such shares upon the Qualified IPO and sell at the Qualified IPO Price the shares of Common Stock into which such shares of Series B Preferred Stock were converted, each then outstanding share of the Series B Preferred Stock shall be automatically converted into the number of shares of Common Stock equal to the Series B Conversion Rate as then in effect. For purposes hereof, (i) the Series B Conversion Rate shall be determined by dividing the Series B Original Issue Price by the Adjusted Series B Conversion Price per share, and (ii) the initial holder of the shares of Series B Preferred Stock in question shall be deemed to have realized an internal rate of return equal to the annual compound rate of interest that would discount the value of the Qualified IPO Price, when added to the Additional Value Per Share, giving effect to the timing of receipt thereof, to a present value, as of the Issue Date, equal to the Series B Original Issue Price. At any time prior to the closing of a Qualified IPO, and subject to and upon compliance with the provisions of this paragraph, the holder of any shares of the Series B Preferred Stock shall have the right, at its option, to convert, at the Series B Conversion Rate, all or any portion of its shares of the Series B Preferred Stock into one or more shares of Common Stock by surrendering the shares to be converted, in the manner provided below.

               B. Exercise of Conversion Right.

                    (i) In order to exercise its conversion right, a holder of shares of Series B Preferred Stock to be converted shall surrender the certificate representing such shares to the conversion agent (which may be the Corporation itself), with a notice of election to convert, duly completed and signed, at the principal office of this conversion agent. Unless the shares issuable upon conversion are to be issued in the same name as the name in which the shares of the Series B Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer duly executed by the holder or his duly authorized attorney. If the Corporation fails to designate a conversion agent, the conversion agent shall be the Corporation.

                    (ii) At the close of business on a Dividend Payment Record Date the holders shares of Series B Preferred Stock shall be entitled to the dividend accruing on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Payment Record Date. Dividends with respect to shares of the Series B Preferred Stock called for redemption on a date fixed for redemption which falls between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall accrue on the Dividend Payment Date to the holder of such shares of the Series B Preferred Stock on the Dividend Payment Record Date notwithstanding the redemption of such shares of the Series B Preferred Stock after the Dividend Payment Record Date, but prior to the Dividend Payment Record Date the holders of shares of Series B Preferred Stock who (or whose transferees) convert any of such shares on or after the corresponding Dividend Payment Date will be entitled to the dividend accruing on those shares of the Series B Preferred Stock on the Dividend Payment Date.

                    (iii) As promptly as practicable after the surrender by a holder of the certificates for shares of the Series B Preferred Stock and in any event within ten business days after such surrender, the Corporation shall issue and deliver to the Person for whose account such shares of Series B Preferred Stock were surrendered, or to its nominee or nominees (subject to compliance with applicable stockholders' agreements and other applicable agreements restricting transfer), a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided below. In the event that a holder of shares of Series B Preferred Stock converts less than all of the shares of Series B Preferred Stock evidenced by the certificate(s) surrendered by such holder, the Corporation shall, simultaneously with the issuance of certificates for the shares of Common Stock, issue and deliver to such holder (or in accordance with the instructions of such holder) a new certificate for the balance of the shares of Series B Preferred Stock not so converted.

                    (iv) Each conversion shall be deemed to have been effected immediately prior to the close of business on the effective date of the Qualified IPO, or the date on which shares of Series B Preferred Stock are surrendered for conversion pursuant to the last sentence of Section 2.A.3.A, as applicable, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock

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or other securities represented by those certificates at such time on such date and such conversion shall be at the Adjusted Series B Conversion Price in effect at such time, unless the stock transfer books of the Corporation shall be closed on the date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be at the Adjusted Series B Conversion Price in effect on the date such transfer books are open. All shares of Common Stock delivered upon conversion of any shares of Series B Preferred Stock will upon delivery in accordance with the provisions hereof be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of the Series B Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

               C. Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of any shares of Series B Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of the Series B Preferred Stock shall be paid in cash (computed to the nearest cent) equal to such fraction multiplied by the Current Market Price. If more than one certificate representing Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered for conversion.

               D. Antidilution Provisions. Subject in all events to the limitations set forth in Section 2.A.3.D(v), the Adjusted Series B Conversion Price shall be subject to adjustment as follows if any of the events listed below occur prior to the conversion of each share of the Series B Preferred Stock.

                    (i) Divided, Subdivision, Combination or Reclassification of Common Stock. If the Corporation shall, at any time or from time to time, (a) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (b) subdivide the outstanding Common Stock, (c) combine the outstanding Common Stock into a smaller number of shares or (d) issue any shares of its capital stock in a reclassification of the Common Stock (excluding any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then in each
                                                                ----
such case, the Adjusted Series B Conversion Price in effect immediately prior to such event shall be proportionately adjusted so that, in connection with a conversion of shares of Series B Preferred Stock after such date, the holder of shares of Series B Preferred Stock shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the conversion had occurred immediately prior to such date, the holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Adjusted Series B Conversion Price then in effect shall be adjusted to the Adjusted Series B Conversion Price in effect immediately prior to such record date,

                                       6

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subject, however, to such other adjustments as may have been made or which would have been made under this Section 2.A.3.D had such Adjusted Series B Conversion Price been the Adjusted Series B Conversion Price in effect immediately prior to such record date.

                    (ii) Issuance of Rights to Purchase Common Stock Below Adjusted Series B Conversion Price. If the Corporation shall, at any time or from time to time, fix a record date for the issuance of rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock or securities convertible into, or exchangeable for, Common Stock at a price per share of Common Stock, or having a conversion price, or exchange price, per share of Common Stock, if a security is convertible into, or exchangeable for, Common Stock (determined in each such case by dividing (x) the total consideration payable to the Corporation upon exercise, conversion or exchange of such rights, warrants or other securities convertible into, or exchangeable for, Common Stock plus, without duplication, any amounts paid for such rights, warrants or other securities upon issuance thereof, by (y) the total number of shares of Common Stock issuable pursuant to such rights, warrants or other securities convertible into, or exchangeable for, Common Stock), lower than the Adjusted Series B Conversion Price in effect immediately prior to such record date, then the Adjusted Series B Conversion Price shall be immediately reduced
      ----
to the price equal to the price per share of such Common Stock (as determined pursuant to clauses (x) and (y) above); provided, however, that such adjustment shall be made only if such adjustment results in an Adjusted Series B Conversion Price which is lower than the Adjusted Series B Conversion Price in effect immediately prior to such record date. In case such price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Corporation and shall be that value which is agreed upon by at least a majority of the members thereof; provided, that if the holders of a majority of the shares of Series B Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. Any such adjustment shall become effective immediately after the record date for such rights or warrants, and no adjustment shall be made pursuant to either Section 2.A.3.D(iv) or 2.A.3.D(vi) by reason of the sale and issuance of such rights or warrants or the exercise thereof. Such adjustment pursuant to this Section 2.A.3.D(ii) shall be made successively whenever such a record date is fixed. If such rights or warrants are not issued, or expire or terminate without the exercise of such rights or warrants and no securities are issued pursuant thereto, the Adjusted Series B Conversion Price shall be adjusted to the Adjusted Series B Conversion Price in effect immediately prior to such record date, subject, however, to such other adjustments as may have been made or which would have been made under this
Section 2.A.3.D had such Adjusted Series B Conversion Price been the Adjusted Series B Conversion Price in effect immediately prior to such record date.

                    (iii) Certain Distributions. If the Corporation shall, at any time or from time to time, fix a record date for the distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of Indebtedness, assets or other property

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(other than (a) cash dividends or cash distributions payable out of consolidated earnings or earned surplus or (b) dividends payable in capital stock for which adjustment is made under Section 2.A.3.D(i)) or subscription rights or warrants (excluding those referred to in Sections 2.A.3.D(ii) and 2.A.3.D(iv)), then in
                                                                       ----
each such case for the purpose of this Section 2.A.3.D(iii), the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                    (iv) Issuance of Common Stock Below Adjusted Series B Conversion Price. Subject to Section 2.A.3.D(v), the Adjusted Series B Conversion Price shall be subject to adjustment as follows: If the Corporation shall, at any time or from time to time, sell or issue shares of Common Stock (regardless of whether originally issued or from the Corporation's treasury), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock at a price per share of Common Stock (determined, in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total consideration received or receivable by the Corporation in consideration of the sale or issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Corporation upon exercise or conversion or exchange thereof, by (y) the total number of shares of Common Stock issuable pursuant to such rights, options, warrants or convertible or exchangeable securities) lower than the Adjusted Series B Conversion Price in effect immediately prior to such sale or issuance, then the Adjusted Series B
                                                   ----
Conversion Price shall be immediately reduced to a price equal to the price per share of such Common Stock issued at below the Adjusted Series B Conversion Price (or, in the case of rights, options, warrants or convertible or exchangeable securities, as determined pursuant to clauses (x) and (y) above); provided, however, that such adjustment shall be made only if such adjustment results in an Adjusted Series B Conversion Price which is lower than the Adjusted Series B Conversion Price in effect immediately prior to taking such action. Such adjustment shall be made successively whenever such sale or issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale or issuance and the consideration "received" by the Corporation therefor shall be deemed to be the consideration actually received or receivable by the Corporation (plus any underwriting discounts or commissions in connection therewith) for such rights, options, warrants or convertible or exchangeable securities, plus the consideration stated in such rights, options, warrants or convertible or exchangeable securities to be payable to the Corporation for the shares of Common Stock covered thereby. If the Corporation shall sell or issue shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of
                                   ----
Common Stock" and the "consideration" received or receivable by or payable to the Corporation for purposes of the first sentence following the colon and the immediately preceding sentence of this Section 2.A.3.D(iv), the fair value of such property shall be determined in good faith by the Board of Directors of the Corporation and shall be the value which is agreed upon by at least a majority of the members thereof, provided, that if the holders of a majority of the shares of Series B Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of

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

written notice of such valuation or if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. The determination of whether any adjustment is required under this Section 2.A.3.D(iv) by reason of the sale and issuance of rights, options, warrants or convertible or exchangeable securities and the amount of such adjustment, if any, shall be made only at the time of such issuance or sale and not at the subsequent time of issuance or sale of Common Stock upon the exercise of such rights to subscribe or purchase. Upon the expiration of any such rights, options or warrants or the termination of any such rights to convert or exchange or the expiration of any options, warrants or rights related to such convertible or exchangeable securities, without any of such rights, options, warrants or convertible or exchangeable securities, as the case may be, having been exercised and no shares of Common Stock issued pursuant thereto, the Adjusted Series B Conversion Price shall be adjusted, as the case may be, to the Adjusted Series B Conversion Price in effect immediately prior to such sale or issuance, subject, however, to such other adjustments as may have been made or which would have been made pursuant to this Section 2.A.3.D had such Adjusted Series B Conversion Price been the Adjusted Series B Conversion Price in effect immediately prior to such sale or issuance of such rights, options, warrants or convertible or exchangeable securities, as the case may be. Notwithstanding anything in this Section 2.A.3.D.(iv) to the contrary, in the event the conversion price of the Series C Preferred Stock is, at any time, reduced to a price that is less than the Adjusted Series B Conversion Price in effect at such time, then the Adjusted Series B Conversion Price shall be reduced to a price equal to such conversion price of the Series C Preferred Stock.

                    (v) Certain Exceptions to Anti-Dilution Provisions. Notwithstanding anything contained in this Section 2.A.3 to the contrary, there shall be no adjustment of the Adjusted Series B Conversion Price pursuant to
Section 2.A.3.D(ii) or 2.A.3.D(iv) with respect to Common Stock or securities convertible into or exchangeable for Common Stock to be issued (a) to an employee, advisor, consultant or director of the Corporation directly or pursuant to any stock option or stock plan or arrangement that has been approved by the Corporation's Board of Directors and not exceeding, in the aggregate, the greater of 2,430,000 shares and 10% of the number of outstanding shares of Common Stock at the time of issuance (assuming the exercise, exchange or conversion of all of the securities of the Corporation that are exercisable or exchangeable for, or convertible into, Common Stock at the time of such issuance (including, without limitation, securities issued pursuant to this Section 2.A.3.D(v)) (subject in each instance to adjustment in the circumstances set forth in Section 2.A.3.D(i)), (b) at any time, upon the issuance of a number of shares of Junior Stock convertible into no more than 2,000,000 shares of Common Stock with an issue price per share (on an as-converted basis) that is less than the Adjusted Series B Conversion Price in effect at such time in connection with the acquisition by the Corporation or any Subsidiary of all or any substantial part of the business or assets, or capital stock, of any Person, provided, however, that, for purposes of this item (b), any Common Stock, or securities convertible into or exchangeable for Common Stock, so issued must be issued at a price per share of Common Stock, or having a conversion price, or exchange price, per share of Common Stock, if a security is convertible into, or exchangeable for, Common Stock (determined in each such case by dividing (x) the total consideration payable to the Corporation upon exercise, conversion or exchange of such rights, warrants or other securities convertible into, or exchangeable for, Common Stock plus, without duplication, any amounts paid for such rights, warrants or other securities upon issuance thereof, by (y) the total number of shares of Common Stock issuable pursuant to such rights, warrants or other securities convertible into, or exchangeable for, Common Stock) which is no less than the Current Market Price on the date of such issuance; and provided, further, that in case such price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be that value which is determined in good faith by at least a majority of the members of the Board of Directors of the Corporation; provided, that if the holders of a majority of the shares of Series B Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors, (c) pursuant to the exercise or conversion, as the case may be, of any option, warrant or convertible security outstanding on the Issue Date, including but not limited to any shares of Series A Preferred Stock and Series Z Preferred Stock issued on that date, or (d) upon conversion of the Series B Preferred Stock. Notwithstanding anything to the contrary in the preceding clause (b), any shares of Junior Stock issued in connection with the acquisition by the Corporation or any Subsidiary of all or any substantial part of the business or assets or capital stock of any Person pursuant to such clause (b) with an issue price per share equal to, or in excess of, the Adjusted Series B Conversion Price in effect at the time of such issuance shall not be counted in the basket of a number of shares of Junior Stock convertible into no more than 2,000,000 shares of Common Stock referred to in such clause (b).

                    (vi) Amendment/Modification to other Securities. Notwithstanding any provision in Section 2.A.3.D to the contrary and without limitation to or duplication of any other provision contained in Section 2.A.3.D, in the event any securities of the Corporation (other than the Series B Preferred Stock or the Series Z Preferred Stock), including, without limitation those securities set forth as exceptions in Subsection 2.A.3.D(v) (collectively, the "Subject Securities"), are amended or otherwise modified by operation of its terms or otherwise (including, without limitation, by operation of such Subject Securities' anti-dilution provisions) in any manner whatsoever that results in
(i) the reduction of the exercise, conversion or exchange price of such Subject Securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such Subject Securities becoming exercisable for, or convertible or exchangeable into (A) more shares or dollar amount of such Subject Securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or (B) more shares of Common Stock, then such
                                                                     ----
amendment or modification shall be treated for purposes of Section 2.A.3.D as if the Subject Securities which have been amended or modified have been terminated and the Adjusted Series B Conversion Price treated in accordance with the last sentence of Section 2.A.3.D(ii) and new securities have been issued in lieu of the Subject Securities with the amended or modified terms, and an appropriate adjustment to the Adjusted Series B Conversion Price shall be made hereunder with respect to such new securities (which adjustment shall be in lieu of the original adjustment to the Adjusted Series B Conversion Price hereunder, if any, made upon the issuance of the Subject Securities). The Corporation shall make all necessary adjustments (including successive adjustments if required) to the Adjusted Series B Conversion Price in accordance with Section 2.A.3.D, but in no event shall the Adjusted Series B Conversion

Price be greater than it was immediately prior to the application of this subsection to the transaction in question. On the expiration or termination of any such amended or modified Subject Securities for which adjustment has been made pursuant to the operation of the provisions of this subsection under
Section 2.A.3.D(ii) or 2.A.3.D(iv), as the case may be, without such subject Securities having been exercised, converted or exchanged in full pursuant to their terms, the Adjusted Series B Conversion Price shall be appropriately readjusted in the manner specified in such Section.

               E. De Minimis Adjustments. No adjustment of the Adjusted Series B Conversion Price shall be made if the amount of such adjustment would result in a change in the Adjusted Series B Conversion Price per share of less than $.05, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Adjusted Series B Conversion Price of $.05 or more per share. Notwithstanding the provisions of the first sentence of this Section 2.A.3.E, any adjustment postponed pursuant to this Section 2.A.3.E shall be made no later than the earlier of (a) three years from the date of the transaction that would, but for the provisions of the first sentence of this
Section 2.A.3.E, have required such adjustment and (b) immediately prior to the date of any conversion of shares of Series B Preferred Stock.

               F. Reorganization, Reclassification, Merger and Sale of Assets Adjustment. If there occurs any capital reorganization or any reclassification of the Common Stock, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock) or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another Person, then each share of Series B Preferred Stock shall
                               ----
thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock and upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series B Preferred Stock.

               G. Certificate as to Adjustments. Whenever the number of shares of Common Stock issuable, or the securities or other property deliverable upon the conversion of the Series B Preferred Stock, shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Series B Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Series B Preferred Stock, the Series Z Preferred Stock and the Common Stock, a certificate, signed by the President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, its Treasurer or one of its Assistant Treasurers, stating the number of shares of Common Stock issuable, or the securities or other property deliverable, per share of Series B Preferred Stock converted, calculated to the nearest cent or to the nearest one one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

               H. No Amendment of Certificate of Incorporation. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution. issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any term of the Certificate of Incorporation, but will at all times in good faith assist in carrying out of all such terms and in taking of all such action as may he necessary or appropriate in order to protect the rights of the holders of Series B Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation
(a) will not increase the par value of any shares of stock receivable on the conversion of the Series B Preferred Stock, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full conversion of the Series B Preferred Stock, and (c) will take such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the conversion of the Series B Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

               I. Certain Events. In case at any time prior to the conversion or redemption of all of the Series B Preferred Stock:

                    (i) the Corporation shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

                    (ii) there shall be any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock); or

                    (iii) there shall be any capital reorganization by the Corporation; or

                    (iv) there shall be an Organic Transaction; or

                    (v) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Corporation or dividend or distribution to holders of Common Stock (other than the Corporation's customary cash and stock dividends); or

                    (vi) any other event requiring adjustment of the Adjusted Series B Conversion Price as set forth in Section 2.A.3.D;

then in any one or more of said cases, the Corporation shall cause to be
----
delivered to the holder, at the earliest practicable time (and, in any event, not less than 15 days before any record date or the date set for definitive action), written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Adjusted Series B Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Series B Preferred Stock. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction, as the case may be.

               J. Reservation of Common Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series B Preferred Stock the maximum number of each of its authorized but unissued shares of Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock into Common Stock and shall take all action required to increase the authorized number of shares of Common Stock, as the case may be, if at any time there shall be insufficient authorized but unissued shares of Common Stock, as the case may be, to permit such reservation or to permit the conversion of all outstanding shares of Series B Preferred Stock.

               K. No Conversion Charge or Tax. The issuance and delivery of certificates for shares of Common Stock upon the conversion of shares of Series B Convertible Preferred Stock shall be made without charge to the holder of shares of Series B Convertible Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

          4. Status on Conversion or Redemption. Upon any conversion or
             ----------------------------------
redemption of shares of the Series B Preferred Stock, the shares so converted or redeemed shall be canceled.

          5. Voting Rights; Special Required Approval. In addition to any voting
             ----------------------------------------
rights provided by law, the holders of shares of Series B Preferred Stock shall have the following rights:

               A. Voting Rights. The shares of the Series B Preferred Stock shall be voted with the shares of the Common Stock at any annual or special meeting of stockholders of the Corporation, or the holders of such shares of the Series B Preferred Stock may act by written consent in the same manner as holders of the Common Stock, upon the following basis: Each holder of shares of the Series B Preferred Stock shall be entitled to such number of votes for the Series B Preferred Stock held by such holder on the record date fixed for such meeting, or on the effective date of such written consent, as shall be equal to the largest number of whole shares of the Common Stock into which all of such holder's shares of the Series B Preferred Stock are convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

               B. Special Required Approval. Notwithstanding any other paragraph or provision hereof, none of the following actions may be taken, directly or indirectly, by the Corporation or any of its Subsidiaries without the approval of the holders of at least sixty six and two thirds percent (66 2/3%) of all issued and outstanding shares of Series B Preferred Stock voting in person or by proxy, at a special or annual meeting called for the purpose or by written consent:

                    (i) Any amendment, restatement or modification of the Certificate of Incorporation, By-laws or other governance documents which could adversely affect the rights of the holders of the Series B Preferred Stock, including, without limitation, the certificate of designation filed with respect to the Series C Preferred Stock (including, without limitation, any provision therein relating to redemption, liquidation or change of control payments);

                    (ii) The declaration or payment of any dividend or making of any distribution on or with respect to the Junior Stock (dividends, if any, to which holders of Junior Stock are entitled shall continue to accrue notwithstanding this Section 2.A.5.B(ii)) (provided, that such approval of such holders of the Series B Preferred Stock shall not be required for the Corporation to effect a stock split by way of a stock dividend);

                    (iii) Except as permitted herein or as permitted by the certificate of designation filed with respect to the Series C Preferred Stock (other than any redemption of the Series C Preferred Stock pursuant to Section 5(a) of the certificate of designation filed with respect to the Series C Preferred Stock), the purchase, redemption or retirement, directly or indirectly, of any shares of capital stock or other equity securities (or any securities convertible or exchangeable into such securities), including, without limitation, any redemption of the Series C Preferred Stock pursuant to Section 5(a) of the certificate of designation filed with respect to the Series C Preferred Stock, except that the Corporation may acquire shares of capital stock or other equity securities (or any securities convertible or exchangeable into such securities) from one or more sellers in connection with an Acquisition in satisfaction of any indemnification obligation owing by such seller or sellers in connection with such Acquisition, so long as no cash is paid by the Corporation or any of its Subsidiaries in connection therewith;

                    (iv) The authorization, creation or issuance of any shares of capital stock or other securities which could adversely affect, or are ranked prior to or pari passu with, the Series B Preferred Stock (including, without limitation, any other shares of Series B Preferred Stock); provided, however,
                                                           --------  -------
that the Corporation may issue up to 34,092 shares of Series B Preferred Stock without requiring any approvals pursuant to this Section 2.A.5.B;

                    (v) Engaging in any business other than the business in which the Corporation or its Subsidiaries are currently engaged, and reasonable extensions thereof;

                    (vi) A voluntary dissolution, liquidation or winding up;

                    (vii) The entering into any transaction or agreement with, or making any payment to, any Affiliate of the Corporation or any Subsidiary, amending or terminating any existing agreement with any Affiliate of the Corporation or any Subsidiary, purchasing from or providing to an Affiliate of the Corporation or any Subsidiary any selling, general management or administrative services, directly or indirectly making any sales to or purchases from an Affiliate of the Corporation or any Subsidiary, or increasing the compensation being paid to an Affiliate of the Corporation or any Subsidiary, in each case other than (i) pursuant to the Fee Letters (as defined in the Purchase Agreement), (ii) pursuant to agreements in effect as of the Issue Date and reflected in Section
2.4 of, or on Schedule 5.21 to, the Purchase Agreement, and (iii) the reimbursement of reasonable expenses incurred by members of the Board of Directors of the Corporation, consistent with the Corporation's then existing policy of reimbursing directors for such expenses.

          6. Redemption. The Corporation shall, as provided below, redeem the
             ----------
shares of Series B Preferred Stock.

               A. Automatic Redemption. On March 29, 2008 (the "Series B Mandatory Redemption Date"), each outstanding share of Series B Preferred Stock shall automatically, with no further action required to be taken by the Corporation or the holder thereof, be redeemed (unless otherwise prevented by law or prohibited under the terms of any debt document to which the Corporation is a party (including, without limitation, any debt document relating to the Senior Credit Facility) existing on the date hereof or consented to in writing by the holders of at least sixty-six and two-thirds percent (66 2/3%) of all issued and outstanding shares of Series B Preferred Stock), at a redemption price per share, in cash, equal to the greater of (i) the Series B Liquidation Preference for such Series B Preferred Stock and (ii) the amount to which the holder of such share of Series B Preferred Stock would be entitled upon liquidation of the Corporation had such share of Series B Preferred Stock been converted to Common Stock immediately prior to such redemption. The total sum payable per share of Series B Preferred Stock to be redeemed (the "Series B Redeemed Shares") on the Series B Mandatory Redemption Date is hereinafter referred to as the "Series B Redemption Price," and the payment to be made on the Series B Mandatory Redemption Date for the Series B Redeemed Shares is hereinafter referred to as the "Series B Redemption Payment." Upon notice from the Corporation, each holder of Series B Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Series B Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer.

               B. Termination of Rights. Except as set forth in Section 2.A.5.C, on and after the Series B Mandatory Redemption Date, all rights of any holder of Series B Preferred Stock shall cease and terminate; and such Series B Redeemed Shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series B Redemption Payment for any reason, including, without limitation, the lack of Series B Legally Available Redemption Funds therefor, the rights of the holders of Series B Preferred Stock shall continue until the Corporation cures such default.

               C. Insufficient Funds for Redemption.

                    (i) If, on the Series B Mandatory Redemption Date, the funds of the Corporation available by law or otherwise for redemption of the Series B Preferred Stock and Series C Preferred Stock to be redeemed on such date (the "Series B Legally Available Redemption Funds") are insufficient to redeem the Series B Redeemed Shares and such Series C Preferred Stock on such date, the holders of Series B Redeemed Shares and such Series C Preferred Stock shall share ratably in the Series B Legally Available Redemption Funds according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Series B Mandatory Redemption Date were redeemed in full.

                    (ii) The Corporation shall in good faith use all reasonable efforts as expeditiously as possible to eliminate, or obtain an exception, waiver or exemption from, any and all restrictions under applicable law or otherwise (including, without limitation, any debt document relating to the Senior Credit Facility) that prevented the Corporation from paying the Series B Redemption Price and redeeming all of the shares of Series B Preferred Stock to be redeemed hereunder. At any time thereafter when additional funds of the Corporation are available by law or otherwise for the redemption of shares of Series B Preferred Stock and Series C Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are available, on the basis set forth above.

                    (iii) In the event that funds are not available by law or otherwise for the payment in full of (x) the Series B Redemption Price for the shares of Series B Preferred Stock to be so redeemed on the Series B Mandatory Redemption Date and (y) any amounts due with respect to the redemption of the Series C Preferred Stock, then the Corporation shall be obligated to make such
                          ----
partial redemption so that the number of shares of Series B Preferred Stock held by each holder thereof and the number of shares of Series C Preferred Stock held by each holder thereof shall be reduced on the pro rata basis set forth in
Section 2.A.6.C(i) above. In the event that the Corporation fails to redeem shares of Series B Preferred Stock and Series C Preferred Stock for which redemption is required, then during the period from the Series B Mandatory
                        ----
Redemption Date through the date on which such shares that the Corporation failed to redeem on the Series B Mandatory Redemption Date are actually redeemed, dividends on all such shares shall continue to accrue in cash and be cumulative as specified in Section 2.A.2.A.

               D. Change of Control Offer.

                    (i) The Company shall no less than 10 Business Days prior to any Series C Change of Control that occurs prior to the fifth anniversary of the Series C Original Issue Date offer to purchase from each holder of shares of Series B Preferred Stock and each holder of any shares of Series C Preferred Stock (a "Change of Control Offer"), and thereafter shall purchase (unless otherwise prevented by law or prohibited under the terms of any debt document to which the Corporation is a party (including, without limitation, any debt document relating to the Senior Credit Facility) from each holder which accepts such Change of Control Offer, all (but not less than all) outstanding shares of Series B Preferred Stock or Series C Preferred Stock, as the case may be, then held by such holder pursuant to such Change of Control Offer for cash at a purchase price per share of Series B Preferred Stock equal to the Series B Liquidation Preference and a purchase price per share of Series C Preferred Stock equal to the liquidation preference with respect thereto, plus an amount per share equal to all accrued and unpaid dividends thereon, whether or not declared or payable, to the date of such purchase pursuant to the Change of Control Offer. The total sum payable per share of Series B Preferred Stock to be purchased (the Series B Purchased Shares") on the Purchase Date (as defined below) is hereinafter referred to as the "Series B Change of Control Purchase Price" and the aggregate payment to be made in respect of the Series B Preferred Stock to be purchased on the Purchase Date is hereinafter referred to as the "Series B Change of Control Payment."

                    (ii) The Change of Control Offer shall remain open from the time of mailing until the purchase date (the "Purchase Date") set forth in the notice of offer (the "Notice of Offer"). The Notice of Offer shall be accompanied by a copy of the information most recently required to be supplied under Section 8.1(a) and Section 8.1(b) of the Purchase Agreement. The Notice of Offer shall contain all instruments and materials necessary to enable the holders to tender shares of Series B Preferred Stock or shares of Series C Preferred Stock, as the case may be, pursuant to the Change of Control Offer. The Notice of Offer, which shall govern the terms of the Change of Control Offer, shall state:

          (a) that the Change of Control Offer is being made pursuant to this
     Section 6(D) and that tendered shares of Series B Preferred Stock and Series C Preferred Stock will be purchased;

          (b) the purchase price to be paid with respect to the Series B Preferred Stock and the Series C Preferred Stock and the date designated for purchase;

          (c) that the Change of Control Offer is being made for all (but not less than all) shares of Series B Preferred Stock or shares of Series C Preferred Stock, as the case may be, held by a holder;

          (d) that the shares of Series B Preferred Stock and Series C Preferred Stock purchased pursuant to the Change of Control Offer shall cease to accrue dividends or interest after the date designated for purchase;

          (e) such other information respecting the procedures for accepting the Change of Control Offer as the Company shall include and such other information as may be required by law; and

          (f) that (unless otherwise required by law) any holder will be entitled to withdraw its election if the Company receives, not later than the close of business on the third business day next preceding the date scheduled for purchase, a facsimile transmission or letter setting forth the name of the holder, the number of shares of Series B Preferred Stock or Series C Preferred Stock, as the case may be, owned by such holder (all of which shall have been delivered for purchase) and a statement that such holder is withdrawing its election to have such shares of Series B Preferred Stock or Series C Preferred Stock, as the case may be, purchased.

               E. Insufficient Funds for Change of Control Offer.

                    (i) If, on the Purchase Date, the funds of the Corporation available by law or otherwise for purchase of the Series B Preferred Stock and Series C Preferred

Stock to be purchased on such date (the "Series B Legally Available Change of Control Funds") are insufficient to purchase the Series B Purchased Shares and such Series C Preferred Stock on such date, the holders of Series B Purchased Shares and such Series C Preferred Stock shall share ratably in the Series B Legally Available Change of Control Funds according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so purchased on such Purchase Date were purchased in full.

                    (ii) The Corporation shall in good faith use all reasonable efforts as expeditiously as possible to eliminate, or obtain an exception, waiver or exemption from, any and all restrictions under applicable law or otherwise that prevented the Corporation from paying the Series B Change of Control Purchase Price and purchasing all of the shares of Series B Preferred Stock to be purchased hereunder. At any time thereafter when additional funds of the Corporation are available by law for the purchase of shares of Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are available, on the basis set forth above.

                    (iii) In the event that funds are not available by law or otherwise for the payment in full of (x) the Series B Change of Control Purchase Price for the shares of Series B Preferred Stock to be so purchased on the Purchase Date and (y) any amounts due with respect to the purchase of the Series C Preferred Stock, then the Corporation shall be obligated to make such partial
                   ----
payment so that the number of shares of Series B Preferred Stock held by each holder thereof and the number of shares of Series C Preferred Stock held by each holder thereof shall be reduced on the pro rata basis set forth in Section 2.A.6.C(i) above. In the event that the Corporation fails to purchase shares of Series B Preferred Stock and Series C Preferred Stock for which purchase is required, then during the period from the Purchase Date through the date on
          ----
which such shares that the Corporation failed to redeem on the Series B Mandatory Redemption Date are actually redeemed, dividends on all such shares shall continue to accrue in cash and be cumulative as specified in Section 2.A.2.A.

          7. Liquidation, Dissolution or Winding Up - Series B Preferred Stock.
             -----------------------------------------------------------------

               A. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Junior Stock, the holders of shares of Series B Preferred Stock shall be entitled to be paid an amount equal to the greater of (i) the Series B Liquidation Preference per share, with respect to each share of Series B Preferred Stock, and (ii) an amount per share of Series B Preferred Stock, with respect to each share of Series B Preferred Stock, equal to the amount to which the holder of one share of Series B Preferred Stock would be entitled upon liquidation of the Corporation had such share of Series B Preferred Stock been converted to Common Stock immediately prior to such liquidation, dissolution or winding up. In any case where a liquidation, dissolution or winding up of the Corporation shall be deemed to have occurred by reason of Section 2.A.7.C(ii), the holders of Series B Preferred Stock shall be paid the amount specified above in this Section 2.A.7.A. Upon the indefeasible payment in full in cash of such amount pursuant to this provision, the holders of Series B Preferred Stock shall not be entitled to any further participation in any distribution of the assets of the Corporation.

               B. Pro-Rata Distribution. If, upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a deemed distribution pursuant to Section 2.A.7.C(ii)), the assets of the Corporation available for distribution to the holders of Series B Preferred Stock and the holders of Series C Preferred Stock shall be insufficient to permit payment in full to all such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of
              ----
the Series B Preferred Stock and the holders of Series C Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. After payment in full of the Series B Liquidation Preference for the Series B Preferred Stock, any assets available for distribution shall be distributed to the holders of the Junior Stock in accordance with the terms thereof and the holders of the Series B Preferred Stock shall be not be entitled to any further participation in such distribution in the remaining assets of the Corporation.

               C. Certain Events.

                    (i) A consolidation or merger of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction beneficially owning or controlling a majority of the voting securities of the continuing or surviving entity immediately following such transaction, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
Section 2.A.7.

                    (ii) The consummation of an Organic Transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2.A.7, unless within 30 days after delivery of written notice by the Corporation to the holders of the Series B Preferred Stock, the holders of a majority of shares of the Series B Preferred Stock provide the Corporation with written notice that such Organic Transaction shall not be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2.A.7. The Corporation shall give each holder of the Series B Preferred Stock notice of any Organic Transaction within 5 days of the occurrence thereof.

     B. Series Z Preferred Stock.
        ------------------------

          1. Ranking. The Series Z Preferred Stock shall have no dividend rights
             -------
and shall rank (A) junior to the Series B Preferred Stock and all Junior Stock other than the Common Stock with respect to rights on liquidation, dissolution, or winding up, and (B) senior to the Common Stock.

          2. Conversion.
             ----------

               A. Conversion. Subject to and upon compliance with this Section 2.B.2, each share of Series Z Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time into that number of shares of Common Stock equal to the Series Z Conversion Rate. The "Series Z Conversion Rate" shall be determined by dividing the Series Z Base Amount per share by the Adjusted Series Z Conversion Price per share.

               B. Exercise of Conversion Right.

                    (i) In order to exercise its conversion right, a holder of shares of Series Z Preferred Stock to be converted shall surrender the certificate representing such shares to the conversion agent (which may be the Corporation itself), with a notice of election to convert, duly completed and signed, at the principal office of this conversion agent. Unless the shares issuable upon conversion are to be issued in the same name as the name in which the shares of the Series Z Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer duly executed by the holder or his duly authorized attorney. If the Corporation fails to designate a conversion agent, the conversion agent shall be the Corporation.

                    (ii) As promptly as practicable after the surrender by a holder of the certificates for shares of the Series Z Preferred Stock and in any event within ten business days after such surrender, the Corporation shall issue and deliver to the Person for whose account such shares of Series Z Preferred Stock were surrendered, or to its nominee or nominees (subject to compliance with applicable stockholders' agreements and other applicable agreements restricting transfer), a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those shares and any fractional interest in respect of a share of Common Stock or other security arising upon the conversion shall be settled as provided below. Notwithstanding anything to the contrary set forth herein, no shares of Series Z Preferred Stock may be converted as set forth herein unless all shares of Series Z Preferred Stock are so converted.

                    (iii) Any conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the precedent conditions shall have been satisfied, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date. All shares of Common Stock delivered upon conversion of the Series Z Preferred Stock will upon delivery in accordance with the provisions hereof be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of the Series Z Preferred Stock to be converted, the shares shall no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

               C. Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of the Series Z Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of the Series Z Preferred Stock shall be paid in cash (computed to the nearest cent) equal to such fraction multiplied by the Current Market Price of the Common Stock. If more than one certificate representing Series Z Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series Z Preferred Stock so surrendered for conversion.

               D. Antidilution Provisions. Subject in all events to the limitations set forth in Section 2.B.2.D(v), the Adjusted Series Z Conversion Price shall be subject to adjustment as follows if any of the events listed below occur prior to the conversion of each share of the Series Z Preferred Stock.

                    (i) Dividend, Subdivision, Combination, or Reclassification of Common Stock. If the Corporation shall, at any time or from time to time, (a) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (b) subdivide the outstanding Common Stock, (c) combine the outstanding Common Stock into a smaller number of shares or (d) issue any shares of its capital stock in a reclassification of the Common Stock (excluding any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then in each
                                                                ----
such case, the Adjusted Series Z Conversion Price in effect immediately prior to such event shall be proportionately adjusted so that, in connection with a conversion of the Series Z Preferred Stock after such date, the holder of shares of Series Z Preferred Stock shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the conversion had occurred immediately prior to such date, the holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Adjusted Series Z Conversion Price then in effect shall be adjusted to the Adjusted Series Z Conversion Price in effect immediately prior to such record date, subject, however, to such other adjustments as may have been made or which would have been made under this
Section 2.B.2.D had such Adjusted Series Z Conversion Price been the Adjusted Series Z Conversion Price in effect immediately prior to such record date.

                    (ii) Issuance of Rights to Purchase Common Stock Below Adjusted Series Z Conversion Price. If the Corporation shall, at any time or from time to time, fix a record date for the issuance of rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock or securities convertible into, or exchangeable for, Common Stock at a price per share of Common Stock, or having a conversion price, or exchange price, per share of Common Stock, if a security is convertible into, or exchangeable for, Common Stock (determined in each such case by dividing (x) the total consideration payable to the Corporation upon exercise, conversion or exchange of such rights, warrants or other securities convertible into, or exchangeable for, Common Stock by (y) the total number of shares of Common Stock issuable pursuant to such rights, warrants or other securities convertible into, or exchangeable for, Common Stock), lower than the Adjusted Series Z Conversion Price in effect immediately prior to such record date, then the Adjusted Series
                                                       ----
Z Conversion Price shall be immediately reduced to the price equal to the price per share of such Common Stock (as determined pursuant to clauses (x) and (y) above); provided, however, that such adjustment shall be made only if such adjustment results in an Adjusted Series Z Conversion Price which is lower than the Adjusted Series Z Conversion Price in effect immediately prior to such record date. In case such price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Corporation and shall be that value which is agreed upon by at least a majority of the members thereof, provided, that if the holders of a majority of the shares of Series Z Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. Any such adjustment shall become effective immediately after the record date for such rights or warrants, and no adjustment shall be made pursuant to either Section 2.B.2.D(iv) or 2.B.2.D(vi) by reason of the sale and issuance of such rights or warrants or the exercise thereof. Such adjustment pursuant to this Section 2.B.2.D(ii) shall be made successively whenever such a record date is fixed. If such rights or warrants are not issued, or expire or terminate without the exercise of such rights or warrants and no securities are issued pursuant thereto, the Adjusted Series Z Conversion Price shall be adjusted to the Adjusted Series Z Conversion Price in effect immediately prior to such record date, subject, however, to such other adjustments as may have been made or which would have been made under this Section 2.B.2.D had such Adjusted Series Z Conversion Price been the Adjusted Series Z Conversion Price in effect immediately prior to such record date.

                    (iii) Certain Distributions. If the Corporation shall, at any time or from time to time, fix a record date for the distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of Indebtedness, assets or other property (other than
(a) cash dividends or cash distributions payable out of consolidated earnings or earned surplus or (b) dividends payable in capital stock for which adjustment is made under Section 2.B.2.D(i)) or subscription rights or warrants (excluding those referred to in Sections 2.B.2.D(ii) and 2.B.2.D(iv)), then in each such
                                                            ----
case for the purpose of this 2.B.2.D(iii), the holders of the Series Z Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series Z Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                    (iv) Issuance of Common Stock Below Adjusted Series Z Conversion Price. Subject to Section 2.B.2.D(v), the Adjusted Series Z Conversion Price shall be subject to adjustment as follows: If the Corporation shall, at any time or from time to time, sell or issue shares of Common Stock (regardless of whether originally issued or from the Corporation's treasury), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock at a price per share of Common Stock (determined, in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total consideration received or receivable by the Corporation in consideration of the sale or issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Corporation upon exercise or conversion or exchange thereof, by (y) the total number of shares of Common Stock issuable pursuant to such rights, options, warrants or convertible or exchangeable securities) lower than the Adjusted Series Z Conversion Price in effect immediately prior to such sale or issuance, then the Adjusted Series Z
                                                   ----
Conversion Price shall be immediately reduced to a price equal to the price per share of such Common Stock issued at below the Adjusted Series Z

Conversion Price (or, in the case of rights, options, warrants or convertible or exchangeable securities, as determined pursuant to clauses (x) and (y) above); provided, however, that such adjustment shall be made only if such adjustment results in an Adjusted Series Z Conversion Price which is lower than the Adjusted Series Z Conversion Price in effect immediately prior to taking such action. Such adjustment shall be made successively whenever such sale or issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale or issuance and the consideration "received" by the Corporation therefor shall be deemed to be the consideration actually received or receivable by the Corporation (plus any underwriting discounts or commissions in connection therewith) for such rights, options, warrants or convertible or exchangeable securities, plus the consideration stated in such rights, options, warrants or convertible or exchangeable securities to be payable to the Corporation for the shares of Common Stock covered thereby. If the Corporation shall sell or issue shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of
                                   ----
Common Stock" and the "consideration" received or receivable by or payable to the Corporation for purposes of the first sentence following the colon and the immediately preceding sentence of this Section 2.B.2.D(iv), the fair value of such property shall be determined in good faith by the Board of Directors of the Corporation and shall be the value which is agreed upon by at least a majority of the members thereof, provided, that if the holders of a majority of the shares of Series Z Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. The determination of whether any adjustment is required under this
Section 2.B.2.D(iv) by reason of the sale and issuance of rights, options, warrants or convertible or exchangeable securities and the amount of such adjustment, if any, shall be made only at the time of such issuance or sale and not at the subsequent time of issuance or sale of Common Stock upon the exercise of such rights to subscribe or purchase. Upon the expiration of any such rights, options or warrants or the termination of any such rights to convert or exchange or the expiration of any options, warrants or rights related to such convertible or exchangeable securities, without any of such rights, options, warrants or convertible or exchangeable securities, as the case may be, having been exercised and no shares of Common Stock issued pursuant thereto, the Adjusted Series Z Conversion Price shall be adjusted, as the case may be, to the Adjusted Series Z Conversion Price in effect immediately prior to such sale or issuance, subject, however, to such other adjustments as may have been made or which would have been made pursuant to this Section 2.B.2.D had such Adjusted Series Z Conversion Price been the Adjusted Series Z Conversion Price in effect immediately prior to such sale or issuance of such rights, options, warrants or convertible or exchangeable securities, as the case may be.

                    (v) Certain Exceptions to Anti-Dilution Provisions. Notwithstanding anything contained in this Section 2.B.2 to the contrary, there shall be no adjustment of the Adjusted Series Z Conversion Price pursuant to
Section 2.B.2.D(ii) or 2.B.2.D(iv) with respect to Common Stock or securities convertible into or exchangeable for Common Stock to be issued (i) to an employee, advisor, consultant or director of the Corporation directly or pursuant to any stock option or stock plan or arrangement that has been approved by the Corporation's Board of Directors and not exceeding, in the aggregate, the greater of 2,430,000 shares and 10% of the number of outstanding shares of Common Stock at the time of such issuance (assuming the exercise, exchange or conversion of all securities of the Corporation that are exercisable or exchangeable for, or convertible into, Common Stock at the time of such issuance (including, without limitation, securities issued pursuant to this Section 2.B.2.D(v)) (subject in each instance to adjustment in the circumstances set forth in Section 2.B.2.D(i)), (ii) in connection with the acquisition by the Corporation or any Subsidiary of all or any substantial part of the business or assets, or capital stock, of any Person, provided, however, that, for purposes of this item (ii), any Common Stock, or securities convertible into or exchangeable for Common Stock, so issued must be issued at a price per share of Common Stock, or having a conversion price, or exchange price, per share of Common Stock, if a security is convertible into, or exchangeable for, Common Stock (determined in each such case by dividing (x) the total consideration payable to the Corporation upon exercise, conversion or exchange of such rights, warrants or other securities convertible into, or exchangeable for, Common Stock plus, without duplication, any amounts paid for such rights, warrants or other securities upon issuance thereof, by (y) the total number of shares of Common Stock issuable pursuant to such rights, warrants or other securities convertible into, or exchangeable for, Common Stock) which is no less than the Current Market Price on the date of such issuance; and provided, further, that in case such price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be that value which is determined in good faith by at least a majority of the members of the Board of Directors of the Corporation: provided, that if the holders of a majority of the shares of Series Z Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors, (iii) pursuant to the exercise or conversion, as the case may be, of any option, warrant or convertible security outstanding on the Issue Date, including but not limited to any shares of Series A Preferred Stock and Series B Preferred Stock issued on that date, or (iv) upon conversion of the Series Z Preferred Stock.

                    (vi) Amendment/Modification to other Securities. Notwithstanding any provision in Section 2.B.2.D to the contrary and without limitation to or duplication of any other provision contained in Section 2.B.2.D, in the event any securities of the Corporation (other than the Series B Preferred Stock or the Series Z Preferred Stock), including, without limitation those securities set forth as exceptions in Subsection 2.B.2.D(v) (collectively, the "Subject Securities"), are amended or otherwise modified by operation of its terms or otherwise (including, without limitation, by operation of such Subject Securities' anti-dilution provisions) in any manner whatsoever that results in
(i) the reduction of the exercise, conversion or exchange price of such Subject Securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such Subject Securities becoming exercisable for, or convertible or exchangeable into (A) more shares or dollar amount of such Subject Securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or (B) more shares of Common Stock, then such
                                                                     ----
amendment or modification shall be treated for purposes of Section 2.B.2.D as if the Subject Securities which have been amended or modified have been terminated and the Adjusted Series Z Conversion Price treated in accordance with the last sentence of Section 2.B.2.D(ii) and new securities have been issued in lieu of the Subject Securities with the amended or modified terms, and an appropriate adjustment to the Adjusted Series Z Conversion Price shall be made hereunder with respect to such new securities (which adjustment shall be in lieu of the original adjustment to the Adjusted Series Z Conversion Price hereunder, if any, made upon the issuance of the Subject Securities). The Corporation shall make all necessary adjustments (including successive adjustments if required) to the Adjusted Series Z Conversion Price in accordance with Section 2.B.2.D, but in no event shall the Adjusted Series Z Conversion Price be greater than it was immediately prior to the application of this subsection to the transaction in question. On the expiration or termination of any such amended or modified Subject Securities for which adjustment has been made pursuant to the operation of the provisions of this subsection under Section 2.B.2.D(ii), 2.B.2.D(iv), 2.B.2.D(v) or 2.B.2.D(vi), as the case may be, without such subject Securities having been exercised, converted or exchanged in full pursuant to their terms, the Adjusted Series Z Conversion Price shall be appropriately readjusted in the manner specified in such Section.

               E. De Minimis Adjustments. No adjustment of the Adjusted Series Z Conversion Price shall be made if the amount of such adjustment would result in a change in the Adjusted Series Z Conversion Price per share of less than l%, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Adjusted Series Z Conversion Price of 1% or more per share. Notwithstanding the provisions of the first sentence of this Section 2.B.2.E, any adjustment postponed pursuant to this Section 2.B.2.E shall be made no later than the earlier of (a) three years from the date of the transaction that would, but for the provisions of the first sentence of this
Section 2.B.2.E, have required such adjustment and (b) immediately prior to the date of any conversion of shares of Series Z Preferred Stock.

               F. Reorganization, Reclassification, Merger and Sale of Assets Adjustment. If there occurs any capital reorganization or any reclassification of the Common Stock, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock) or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another Person, then each share of Series Z Preferred Stock shall
                               ----
thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock and upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Series Z Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series Z Preferred Stock.

               G. Certificate as to Adjustments. Whenever the number of shares of Common Stock issuable, or the securities or other property deliverable upon the conversion of the Series Z Preferred Stock, shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Series Z Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Series Z Preferred Stock, the Series Z Preferred Stock and the Common Stock, a certificate, signed by the President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, its Treasurer or one of its Assistant Treasurers, stating the number of shares of Common Stock issuable, or the securities or other property deliverable, per share of Series Z Preferred Stock converted, calculated to the nearest cent or to the nearest one one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

               H. No Amendment of Certificate of Incorporation. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any term of the Certificate of Incorporation, but will at all times in good faith assist in carrying out of all such terms and in taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Series Z Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation
(a) will not increase the par value of any shares of stock receivable on the conversion of the Series Z Preferred Stock, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full conversion of the Series Z Preferred Stock, and (c) will take such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the conversion of the Series Z Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

               I. Certain Events. In case at any time prior to the conversion of all of the Series Z Preferred Stock:

                    (i) the Corporation shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

                    (ii) there shall be any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock); or

                    (iii) there shall be any capital reorganization by the Corporation; or

                    (iv) there shall be an Organic Transaction; or

                    (v) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Corporation or dividend or distribution to holders of Common Stock (other than the Corporation's customary cash and stock dividends); or

                    (vi) any other event requiring adjustment of the Adjusted Series Z Conversion Price as set forth in Section 2.B.2.D;

then in any one or more of said cases, the Corporation shall cause to be
----
delivered to the holder, at the earliest practicable time (and, in any event, not less than 15 days before any record date or the date set for definitive action), written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Adjusted Series Z Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Series Z Preferred Stock. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction, as the case may be.

               J. Reservation of Common Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series Z Preferred Stock the maximum number of each of its authorized but unissued shares of Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series Z Preferred Stock into Common Stock and shall take all action required to increase the authorized number of shares of Common Stock, as the case may be, if at any time there shall be insufficient authorized but unissued shares of Common Stock, as the case may be, to permit such reservation or to permit the conversion of all outstanding shares of Series Z Preferred Stock.

               K. No Conversion Charge or Tax. The issuance and delivery of certificates for shares of Common Stock upon the conversion of shares of Series Z Convertible Preferred Stock shall be made without charge to the holder of shares of Series Z Convertible Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

          3. Status on Conversion or Redemption. Upon any conversion or
             ----------------------------------
redemption of shares of the Series Z Preferred Stock, the shares so converted shall be canceled.

          4. Voting Rights of the Series Z Preferred Stock. The shares of the
             ---------------------------------------------
Series Z Preferred Stock shall not have any right to vote except for voting rights under applicable law.

          5. Redemption. The Corporation may, at its option, redeem the shares
             ----------
of Series Z Preferred Stock in accordance with the terms set forth below.

               A. Optional Redemption. On March 29, 2009 (the "'Series Z Redemption Date"), each outstanding share of Series Z Preferred Stock may, at the option of the Corporation, be redeemed (unless otherwise prevented by law), at a redemption price per share, in cash, equal to 100% of the Series Z Liquidation Preference for such Series Z Preferred Stock. The total sum payable per share of Series Z Preferred Stock to be redeemed (the "Series Z Redeemed Shares") on the Series Z Redemption Date is hereinafter referred to as the "Series Z Redemption Price," and the payment to be made on the Series Z Redemption Date for the Redeemed Shares is hereinafter referred to as the "Series Z Redemption Payment." Upon written notice from the Corporation, each holder of Series Z Preferred Stock so redeemed shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Series Z Preferred Stock, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer.

               B. Termination of Rights. Except as set forth in Section 2.B.5.C, on and after the Series Z Redemption Date, all rights of any holder of Series Z Preferred Stock shall cease and terminate; and such Redeemed Shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Series Z Redemption Payment for any reason, including, without limitation, the lack of Series Z Legally Available Redemption Funds therefor, the rights of the holders of Series Z Preferred Stock shall continue until the Corporation cures such default.

               C. Insufficient Funds for Redemption.

                    (i) If the funds of the Corporation available for redemption of the Series Z Preferred Stock by law or otherwise on the Series Z Redemption Date (the "Series Z Legally Available Redemption Funds") are insufficient to redeem the Redeemed Shares on such date, the holders of Redeemed Shares shall share ratably in the Legally Available Redemption Funds according to the respective amounts which would be payable with respect to the number of shares owned by them if the shares to be so redeemed on such Series Z Redemption Date were redeemed in full.

                    (ii) The Corporation shall in good faith use all reasonable efforts as expeditiously as possible to eliminate, or obtain an exception, waiver or exemption from, any and all restrictions under applicable law that prevented the Corporation from paying the Series Z Redemption Price and redeeming all of the shares of Series Z Preferred Stock to be redeemed hereunder. At any time thereafter when additional funds of the Corporation are available by law for the redemption of shares of Series Z Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are available, on the basis set forth above.

                    (iii) In the event that funds are not available by law for the payment in full of the Series Z Redemption Price for the shares of Series Z Preferred Stock to be so redeemed on the Series Z Redemption Date, then the
                                                                   ----
Corporation shall be obligated to make such partial redemption so that the number of shares of Series Z Preferred Stock held by each holder shall be reduced on a pro rata basis.

          6. Liquidation, Dissolution or Winding Up - Series Z Preferred Stock.
             -----------------------------------------------------------------

               A. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of any Junior Stock ranking junior to the Series Z Preferred Stock, the holders of outstanding shares of Series Z Preferred Stock shall be entitled to be paid an amount equal to the Series Z Liquidation Preference per share, with respect to each share of Series Z Preferred Stock. The term "Series Z Liquidation Preference" shall mean, as to each share of Series Z Preferred Stock, an amount equal to the Series Z Original Issue price per share of Series Z Preferred Stock. The term "Series Z Original Issue Price" shall mean $.01 per share for each of the then outstanding shares of Series Z Preferred Stock, as may be adjusted for subdivisions or combinations of the Series Z Preferred Stock. In any case where a liquidation, dissolution or winding up of the Corporation shall be deemed to have occurred by reason of Section 2.B.6.C(ii), the holders of Series Z Preferred Stock shall be paid the amount specified above in this Section 2.B.6.A. Upon the indefeasible payment in full in cash of such amount pursuant to this provision, the holders of Series Z Preferred Stock shall not be entitled to any further participation in any distribution of the assets of the Corporation.

               B. Pro-Rata Distribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Series Z Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for
                                  ----
distribution to holders of the Series Z Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. After payment in full of the Series Z Liquidation Preference for the Series Z Preferred Stock, any assets available for distribution shall be distributed to the holders of the Junior Stock ranking junior to the Series Z Preferred Stock and the holders of the Series Z Preferred Stock shall be not be entitled to any further participation in such distribution in the remaining assets of the Corporation.

               C. Certain Events.

                    (i) A consolidation or merger of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling a majority of the voting securities of the continuing or surviving entity immediately following such transaction, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2.B.6.

                    (ii) The consummation of an Organic Transaction shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2.B.6, unless within 30 days after delivery of written notice by the Corporation to the holders of the Series Z Preferred Stock, the holders of a majority of shares of the Series Z Preferred Stock provide the Corporation with written notice that such Organic Transaction shall not be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2.B.6. The Corporation shall give each holder of the Series Z Preferred Stock notice of any Organic Transaction within 5 days of the occurrence thereof.

     C. General Provisions.
        ------------------

          1. Notices. Except as otherwise expressly provided, whenever notices
             -------
or other communications are required to be made, delivered or otherwise given to holders of shares of the Series B Preferred Stock and the Series Z Preferred Stock, the notice or other communication shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or Personal delivery, addressed to the Persons shown on the books of the Corporation as such holders at the addresses as they appear in the books of the Corporation, as of a record date or dates determined in accordance with the Corporation's Certificate of Incorporation and By-laws and applicable law, as in effect from time to time. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the U. S. mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

          2. Certain Remedies. Any registered holder of shares of Series B
             ----------------
Preferred Stock or Series Z Preferred Stock shall be entitled to an injunction or injunctions to prevent violations of the provisions of the Certificate of Incorporation and to enforce specifically the terms and provisions of the Certificate of Incorporation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity. Notwithstanding the foregoing, the observance of any term of the Corporation's Certificate of Incorporation which benefits only the holders of the Series B Preferred Stock or Series Z Preferred Stock may be waived by holders of sixty six and two thirds percent (66 2/3%) of all issued and outstanding Series B Preferred Stock or Series Z Preferred Stock, as the case may be (either generally or in a particular instance and either retroactively or prospectively).

          3. lnvalidity. If any right, preference or limitation of the Series B
             ----------
Preferred Stock or the Series Z Preferred Stock set forth herein (as amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this Section 2 (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall not be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

          4. Repurchase of Common Stock. The Corporation covenants and agrees
             --------------------------
that it will not, without the prior written consent of each affected Regulated Holder, to the extent that such Regulated Holder is subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder), directly or indirectly, purchase, redeem, retire or otherwise acquire any shares of capital stock of the Corporation if, as a result of such purchase, redemption, retirement or other acquisition, any Regulated Holder, together with its Affiliates, will own, or be deemed to own, Common Stock or other shares of capital stock of the Corporation representing capital equal to (x) 4.9% or more of the aggregate voting shares or (y) 24.9% or more of the aggregate shares, in each case of the Corporation then outstanding (assuming the conversion of all Series Z Preferred Stock then held by such Regulated Holder and its Affiliates).

          5. Regulatory Matters. The Corporation agrees to cooperate in good
             ------------------
faith with and assist any Regulated Holder or any of the Regulated Holder's Affiliates as such Regulated Holder may reasonably request in connection with any United States regulatory issues that may arise with respect to the Corporation. Anything herein or in the Purchase Agreement to the contrary notwithstanding, in the event that any Regulated Holder or any of such Regulated Holder's Affiliates shall determine that it is illegal or unduly burdensome, by reason of regulatory restriction, for such Regulated Holder or such Affiliate to continue to hold some or all of the Series Z Preferred Stock or its Common Stock (upon conversion of the Series Z Preferred Stock) or any other securities of the Corporation held by it, such Regulated Holder or such Affiliate, as the case may be, may sell or otherwise dispose of that portion of its Series Z Preferred Stock or Common Stock, as the case may be, that such Regulated Holder or such Affiliate determines to be appropriate in light of such regulatory restrictions in as prompt and orderly a manner as is reasonably necessary. The Corporation shall cooperate with and assist such Regulated Holder or such Affiliate, as the case may be, in disposing of such Series Z Preferred Stock or Common Stock, and (without limiting the foregoing) at the request of such Regulated Holder or such Affiliate, as the case may be, the Corporation shall provide (and authorize such Regulated Holder or such Affiliate, as the case may be, to provide) financial and other information concerning the Corporation to any prospective purchaser of the Series Z Preferred Stock or Common Stock owned by such Regulated Holder or such Affiliate, as the case may be, subject to reasonable and appropriate confidentiality arrangements. The provisions of this Section 2.C.5 shall inure solely to the benefit of such Regulated Holders and their affiliates which are subject to the provisions of the Bank Holding Company Act of 1956, as amended (including Regulation Y promulgated thereunder).

     D. Definitions. For the purposes of this Certificate of Designation, the
        -----------
following terms shall have the meanings indicated:

     "Acquisition" shall mean: (a) the acquisition by MedSource Technologies,
      -----------
LLC of all of the capital stock of (i) National Wire and Stamping, Inc., a Colorado corporation and (ii) Texcel, Inc., a Massachusetts corporation; (b) the acquisition by Brimfield Precision, LLC, a wholly-owned Subsidiary of MedSource Technologies, LLC, of substantially all of the assets of Brimfield Precision, Inc., a Massachusetts corporation; (c) the acquisition by Kelco Acquisition LLC, a wholly-owned Subsidiary of MedSource Technologies, LLC, of substantially all of the assets of Kelco Industries, Inc., a Minnesota corporation, (d) the acquisition by Hayden Precision Industries, LLC, a wholly-owned Subsidiary of MedSource Technologies, LLC, of substantially all of the assets of W.N. Rushwood, Inc., a New York corporation; (e) the acquisition by Portlyn, LLC, a wholly-owned Subsidiary of MedSource Technologies, LLC, of substantially all of the assets of Portlyn Corporation, a New Hampshire corporation or (f) the acquisition by The MicroSpring Company, LLC, a wholly-owned Subsidiary of MedSource Technologies, LLC of substantially all of the assets of The MicroSpring Co., Inc., a Massachusetts corporation.

     "Adjusted Series B Conversion Price" shall mean, with respect to each share
      ----------------------------------
of Series B Preferred Stock, the Series B Conversion Price, subject to appropriate adjustment from time to time for events described in Section 2.A.3 occurring after the Issue Date.

     "Adjusted Series Z Conversion Price" shall mean, with respect to each share
      ----------------------------------
of Series Z Preferred Stock, the Series Z Conversion Price, subject to appropriate adjustment from time to time for events described in Section 2.B.2 occurring after the Issue Date.

     "Affiliate" shall have the meaning assigned to that term in Regulation
      ---------
12b-2 promulgated under the Exchange Act.

     "By-laws" shall mean the by-laws, as amended, of the Corporation and/or its
      -------
Subsidiaries, as the context may require.

     "Certificate of Incorporation" shall mean the Certificate of Incorporation,
      ----------------------------
as amended (including, without limitation, by any certificate of amendment or certificate of designation), of the Corporation and/or its Subsidiaries, as the context may require, together.

     "Closing Price" shall mean, with respect to each share of Common Stock, for
      -------------
any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such Common Stock is listed or admitted for trading or (b) if such Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for such Common Stock as reported on the Automatic Quotation System of NASDAQ or a similar service if NASDAQ is no longer reporting such information.

     "Common Stock" shall mean the Corporation's Common Stock, par value $.01
      ------------
per share.

     "Contingent Obligation" as applied to any Person, shall mean any direct or
      ---------------------
indirect liability, contingent or otherwise, of that Person: (i) with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; or (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (c) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

     "Current Market Price" shall mean, with respect to shares of Common Stock,
      --------------------
on any date, the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days commencing 15 days before such date. If on any such date the shares of such Common Stock are not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the Current Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by the Board of Directors of the Corporation and shall be the value which is agreed upon by at least a majority of the members thereof, or if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of a nationally recognized stature that is selected by the holders of a majority of the outstanding shares of Series B Preferred Stock.

     "Exchange Act" shall mean the Securities and Exchange Act of 1934, as
      ------------
amended, and the rules and regulations of the Commission thereunder.

     "GAAP" means generally accepted United States accounting principles in
      ----
effect from time to time.

     "Governmental Authority" shall mean the government of any nation, state,
      ----------------------
city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of any of the foregoing.

     "Indebtedness" shall mean as to any Person (a) all obligations of such
      ------------
Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, unfunded credit commitments, letters of credit and bankers' acceptances, whether or not matured), (b) all indebtedness, obligations or liability of such Person to another Person (whether or not evidenced by notes, bonds, debentures or similar instruments) whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several, (c) all Obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (g) any Contingent Obligation of such Person. The determination of the amount of the Indebtedness at the relevant time of determination with respect to the Parent and its Subsidiaries shall be made on a consolidated basis in accordance with GAAP consistently applied.

     "Issue Date" shall mean the date on which the shares of Series B Preferred
      ----------
Stock or Series Z Preferred Stock, as the case may be, are issued.

     "Junior Stock" shall mean the Common Stock, the Series A Preferred Stock,
      ------------
the Series Z Preferred Stock and any other series or class of common stock, preferred stock or other capital stock now or hereafter authorized the terms of which do not provide that such stock shall rank senior to or pari passu with the Series B Preferred Stock on liquidation or as to dividends.

     "NASDAQ" shall mean the National Association of Securities Dealers, Inc.
      ------

     "Organic Transaction" shall mean (x) the sale, lease, exchange, transfer or
      -------------------
other disposition, either directly or indirectly (including, without limitation, by merger, consolidation or otherwise), of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries taken as a whole, to a Person or group of Persons, (y) any merger, consolidation or other business combination, or refinancing or recapitalization that results in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction beneficially owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction and/or (z) any Person or Persons acting together or which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act, together or with any Affiliates thereof, other than the holders of the Common Stock, the holders of the Series A Preferred Stock, the holders of the Series B Preferred Stock, and the holders of the Series Z Preferred Stock as of the Issue Date, and their respective Affiliates, beneficially owning (as defined in Rule 13d-3 of the Exchange Act) or controlling, directly or indirectly, at least 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of Directors of the Corporation.

     "Person" shall mean any individual, firm, corporation, limited liability
      ------
company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

     "Purchase Agreement" means the Securities Purchase Agreement, dated as of
      ------------------
March 30, 1999, by and among the Corporation, MedSource Technologies, LLC, J.H. Whitney Mezzanine Fund, L.P., J.H. Whitney III, L.P., Whitney Strategic Partners III, L.P. and German American Capital Corporation, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Qualified IPO" has the meaning assigned such term in Section 2.A.3.A.
      -------------

     "Regulated Holder" shall mean any holder which is subject to the provisions
      ----------------
of Regulation Y promulgated by the Board Governors of the Federal Reserve, or any successor regulation thereto or which is affiliated with any entity subject to the provisions of Regulation Y.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission thereunder.

     "Senior Credit Facility" shall mean the Credit Agreement, dated as of March
      ----------------------
30, 1999, among the Corporation, MedSource Technologies, LLC, the lenders party thereto from time to time, and Deutsche Bank AG, New York Branch, as Agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereto), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including, without limitation, increasing the amount of available borrowings thereunder or adding Subsidiaries of the Corporation as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement, and whether by the same or any other agent, lender or group of lenders (in each such case, such amendments, supplements or other modifications shall be in compliance with and subject to Section 9.4(j) of the Purchase Agreement).

     "Series A Preferred Stock" shall mean the Series A Preferred Stock, par
      ------------------------
value $.01 per share, of the Corporation.

     "Series B Conversion Price" shall mean, as of the Issue Date, with respect
      -------------------------
to each share of Series B Preferred Stock, $73.33.

     "Series B Legally Available Dividend Funds" has the meaning assigned such
      -----------------------------------------
term in Section 2.A.2.A.

     "Series B Liquidation Preference" means, as to each share of Series B
      -------------------------------
Preferred Stock, an amount equal to the Series B Original Issue Price per share of Series B Preferred Stock plus an amount equal to all unpaid accrued or accumulated dividends (whether or not declared) on such share of Series B Preferred Stock, to the final date of distribution, the Series B Mandatory Redemption Date, or the date of the purchase pursuant to a Change of Control Offer, as the case may be.

     "Series B Mandatory Redemption Date" has the meaning assigned such term in
      ----------------------------------
Section 2.A.6.A.

     "Series B Preferred Stock" has the meaning assigned such term in Section 1.
      ------------------------

     "Series C Change of Control" means a "Change of Control" as defined in the
      --------------------------
certificate of designation filed with respect to the Series C Preferred Stock.

     "Series C Preferred Stock Liquidation Preference" means, as to each share
      -----------------------------------------------
of Series C Preferred Stock, an amount equal to the liquidation preference of such share of Series C Preferred Stock plus an amount equal to all unpaid accrued or accumulated dividends (whether or not declared) on such share of Series C Preferred Stock, to the final date of distribution or mandatory redemption of such Series C Preferred Stock.

     "Series C Original Issue Date" shall mean the date on which shares of
      ----------------------------
Series C Preferred Stock were first issued by the Corporation.

     "Series C Preferred Stock" shall mean the 6.0% Cumulative Convertible
      ------------------------
Redeemable Preferred Stock, Series C, par value $.01 per share, of the Corporation.

     "Series Z Base Amount" shall mean with respect to each share of Series Z
      --------------------
Preferred Stock $73.33, as may be adjusted for subdivisions or combinations of the Series Z Preferred Stock.

     "Series Z Conversion Price" shall mean, as of the Issue Date, with respect
      -------------------------
to each share of Series Z Preferred Stock, $73.33.

     "Series Z Preferred Stock" has the meaning assigned such term in Section 1.
      ------------------------

     "Series Z Redemption Date" has the meaning assigned such term in Section
      ------------------------
2.B.5.A.

     "Share Transfer Agreement" means the Share Transfer Agreement, dated as of
      ------------------------
March 30, 1999, by and among the Corporation, the stockholders named therein, J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P., as the same now exists or may hereafter be amended, modified or supplemented from time to time.

     "Subsidiary" shall mean, with respect to any Person, a corporation, limited
      ----------
liability company or other entity of which more than 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Certificate of Designation shall refer to a Subsidiary or Subsidiaries of the Corporation.

     SIXTH: This amended and restated Certificate of Designation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                      [The next page is the signature page]

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this instrument and affirmed that the statements made herein are true under the penalties of perjury as of October 24, 2000.

                                           MEDSOURCE TECHNOLOGIES, INC.


                                           By:  /s/ Richard J. Effress
                                              ----------------------------------
                                                    Name:  Richard J. Effress
                                                    Title: Chairman

                                      S-1